JPMMT2006-A3	J.P. Morgan Securities Inc.
3,671 records
Group1

Summary Statistics

Number of Recievables: 3671

Aggregate Current Balance: $1,824,616,188.30

Range of Current Balance: $42,153.23 to $3,373,470.94

Average Current Balance: $497,035.19

Aggregate Original Balance: $1,864,154,657

Range of Original Balances: $47,000.00 to $3,575,000.00

Average Original Balance: $507,806

Weighted Average Original Coupon: 6.004%

Range of Original Coupons: 4.25% to 7.63%

Weighted Average Current Coupon: 6.005%

Range of Current Coupons: 4.25% to 7.63%

Weighted Average Margin: 2.248%

Range of Margins: 0.63% to 5.00%

Weighted Average Servicing Fee: 0.2712%

Range of Servicing Fees: 0.2500% to 0.5750%

Weighted Average LPMI: 0.480%

Range of LPMI: 0.00% to 0.49%

Weighted Average Current Net Coupon: 5.733%

Range of Current Net Coupons: 4.00% to 7.38%

Weighted Average Maximum Rate: 11.045%

Range of Maximum Rates: 7.50% to 13.38%

Weighted Average Months to Roll: 91

Weighted Average Stated Original Term: 359.58 months

Range of Stated Original Term: 120 months to 360 months

Weighted Average Stated Remaining Term: 356.84 months

Range of Stated Remaining Term: 118 months to 360 months

Weighted Average Stated Original IO Term: 97.41 months

Range of Stated Original IO Term: 0 months to 120 months

Weighted Average Effective Original LTV: 69.59%

Percent Purchase: 65.4%

Percent Cash-Out Refinance: 19.4%

Percent Owner Occupied: 90.2%

Percent Single Family - PUD: 78.0%

Percent Conforming Balance: 21.5%

Percent Interest Only: 83.0%

Percent with Securities Pledge: 2.1%

Weighted Average FICO Score: 741.4

Top 5 States: CA(38%),NY(13%),FL(11%),NJ(5%),VA(4%)

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC. (“JPMSI”) AND NOT BY ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group 1

Servicer	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Chase	2,570	1,259,103,072.75	69.01	503,975	1,295,215,239	5.989	5.737	2.288	11.008	90	359.4	356.7	70.28	15.4	78.8	741.3
Countrywide	245	155,014,707.99	8.50	633,130	155,116,816	6.199	5.945	2.271	11.198	99	360.0	358.9	73.15	23.7	88.7	740.2
Fifth Third	13	8,274,377.80	0.45	646,899	8,409,690	5.624	5.249	2.250	11.624	32	360.0	355.6	73.44	18.1	92.9	749.6
HSBC	7	4,089,535.00	0.22	616,950	4,318,650	6.336	5.961	2.250	12.336	35	360.0	358.6	76.87	15.5	100.0	739.9
PHH	610	319,893,169.43	17.53	528,093	322,136,506	6.017	5.690	2.076	11.040	103	360.0	356.9	63.99	32.5	94.8	743.1
Suntrust	223	77,609,370.77	4.25	351,236	78,325,730	5.853	5.478	2.260	11.244	54	360.0	355.2	73.37	22.5	89.7	739.0
Wells	3	631,954.56	0.03	210,675	632,025	5.686	5.436	2.750	10.686	53	360.0	353.1	89.30	46.5	100.0	786.7
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4

Product Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
10 Year ARM	1,343	829,716,168.03	45.47	625,987	840,700,828	6.059	5.789	2.223	11.061	117	359.1	356.5	66.55	22.5	81.6	744.5
3 Year ARM	215	70,879,473.83	3.88	332,810	71,554,133	5.803	5.429	2.336	11.719	32	360.0	355.9	74.09	20.7	79.7	736.3
5 Year ARM	1,108	348,760,476.38	19.11	324,605	359,662,276	5.876	5.604	2.260	10.882	56	360.0	356.0	76.23	13.3	91.3	736.3
7 Year ARM	1,005	575,260,070.05	31.53	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4

Index Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest FICO Only Score
1 Year CMT	24	7,250,694.76	0.40	303,511	7,284,261	5.606	5.282	2.732	11.290	48	360.0	354.4	76.69	32.1	8.7728.0
Libor - 6 Month	424	222,664,716.44	12.20	529,595	224,548,260	6.056	5.734	1.997	11.064	110	360.0	356.5	60.89	33.4	99.0747.3
Libor - 1 Year	3,223	1,594,700,777.10	87.40	506,460	1,632,322,135	5.999	5.735	2.281	11.041	89	359.5	356.9	70.77	17.4	81.1740.7
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0741.4

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group 1

Interest Only	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Yes	3,158	1,515,088,908.61	83.04	490,506	1,549,018,886	6.015	5.742	2.239	11.055	90	359.9	357.1	69.84	19.4	100.0	743.0
No	513	309,527,279.69	16.96	614,300	315,135,771	5.955	5.693	2.295	10.998	95	358.0	355.4	68.35	19.4	0.0	733.7
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4

Original Rates (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
4.001 to 4.250	1	559,984.92	0.03	559,992	559,992	4.250	4.000	2.250	9.250	57	360.0	357.0	80.00	0.0	100.0	695.0
4.251 to 4.500	4	1,313,305.51	0.07	337,375	1,349,500	4.500	4.218	2.289	9.753	51	360.0	348.8	73.87	17.5	74.7	731.6
4.501 to 4.750	16	5,190,567.58	0.28	334,935	5,358,966	4.702	4.432	2.268	9.797	73	323.1	316.2	68.64	27.5	43.5	700.9
4.751 to 5.000	30	14,642,696.06	0.80	495,901	14,877,028	4.947	4.682	2.336	10.020	89	360.0	355.3	70.75	11.7	69.6	743.5
5.001 to 5.250	125	48,620,088.97	2.66	401,412	50,176,542	5.204	4.918	2.272	10.294	69	360.0	355.6	71.56	12.6	83.3	742.4
5.251 to 5.500	282	116,098,615.87	6.36	424,151	119,610,722	5.451	5.169	2.270	10.545	75	360.0	355.5	70.72	14.2	82.3	739.4
5.501 to 5.750	578	281,130,088.20	15.41	495,960	286,664,829	5.709	5.435	2.253	10.767	87	358.5	354.9	69.22	16.9	78.6	744.1
5.751 to 6.000	1,092	546,660,321.14	29.96	510,556	557,526,987	5.920	5.649	2.241	10.953	91	360.0	357.3	68.60	19.2	81.8	742.2
6.001 to 6.250	877	460,215,079.03	25.22	536,543	470,547,797	6.188	5.919	2.245	11.214	97	359.7	357.4	69.85	21.4	83.7	741.9
6.251 to 6.500	496	261,150,877.32	14.31	538,143	266,918,710	6.414	6.144	2.248	11.442	97	360.0	358.2	70.28	22.3	90.1	739.8
6.501 to 6.750	130	70,421,386.42	3.86	550,496	71,564,429	6.654	6.389	2.224	11.680	95	360.0	358.3	69.58	23.5	88.3	736.7
6.751 to 7.000	32	10,791,495.65	0.59	346,960	11,102,725	6.905	6.632	2.276	11.918	75	360.0	357.6	75.72	24.3	98.7	737.5
7.001 to 7.250	2	884,779.00	0.05	442,390	884,779	7.191	6.941	2.250	12.191	69	360.0	357.5	79.99	0.0	100.0	716.2
7.251 to 7.500	4	5,409,626.40	0.30	1,370,913	5,483,650	7.490	7.230	2.387	12.571	104	360.0	358.1	73.96	0.0	45.1	723.8
7.501 to 7.750	2	1,527,276.23	0.08	764,000	1,528,000	7.625	7.375	2.250	12.625	74	360.0	358.0	70.99	0.0	34.6	729.5
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 4.2500
Maximum: 7.6250
Weighted Average: 6.0044

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group 1

Net Rates (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
3.751 to 4.000	1	559,984.92	0.03	559,992	559,992	4.250	4.000	2.250	9.250	57	360.0	357.0	80.00	0.0	100.0	695.0
4.001 to 4.250	7	1,865,861.37	0.10	272,979	1,910,850	4.537	4.228	2.278	9.881	42	360.0	348.0	75.38	38.6	52.6	703.6
4.251 to 4.500	17	5,506,421.48	0.30	333,730	5,673,416	4.737	4.461	2.267	9.895	71	325.3	318.5	68.32	22.7	48.3	709.4
4.501 to 4.750	36	20,038,728.26	1.10	562,986	20,267,511	5.001	4.706	2.295	10.073	87	360.0	355.5	68.03	14.8	75.8	744.4
4.751 to 5.000	144	58,055,608.62	3.18	416,608	59,991,508	5.258	4.958	2.274	10.454	63	360.0	355.5	72.38	10.6	82.1	740.1
5.001 to 5.250	306	122,910,422.43	6.74	412,869	126,338,030	5.490	5.203	2.257	10.562	78	360.0	355.5	70.73	16.1	84.8	740.8
5.251 to 5.500	644	309,241,871.10	16.95	488,742	314,749,669	5.740	5.457	2.246	10.811	87	358.6	355.0	69.11	18.4	79.2	743.5
5.501 to 5.750	1,059	534,272,320.00	29.28	514,727	545,095,859	5.939	5.670	2.241	10.967	92	360.0	357.4	68.25	19.7	81.9	742.4
5.751 to 6.000	846	445,024,553.36	24.39	538,258	455,366,197	6.204	5.939	2.249	11.226	97	359.7	357.5	70.23	20.8	83.4	741.3
6.001 to 6.250	457	244,715,052.26	13.41	547,603	250,254,424	6.423	6.162	2.249	11.432	98	360.0	358.2	70.37	21.0	89.6	740.7
6.251 to 6.500	116	64,462,887.22	3.53	565,506	65,598,747	6.665	6.409	2.242	11.682	95	360.0	358.3	69.92	23.4	88.2	735.7
6.501 to 6.750	30	10,140,795.65	0.56	348,401	10,452,025	6.901	6.651	2.250	11.915	73	360.0	357.5	75.00	21.3	98.6	739.4
6.751 to 7.000	3	1,325,429.00	0.07	441,810	1,325,429	7.252	6.961	2.250	12.585	58	360.0	358.0	80.00	0.0	100.0	713.4
7.001 to 7.250	3	4,968,976.40	0.27	1,681,000	5,043,000	7.500	7.250	2.399	12.500	111	360.0	358.0	73.43	0.0	40.2	725.2
7.251 to 7.500	2	1,527,276.23	0.08	764,000	1,528,000	7.625	7.375	2.250	12.625	74	360.0	358.0	70.99	0.0	34.6	729.5
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 4.0000
Maximum: 7.3750
Weighted Average: 5.7333

First Payment Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2004	6	1,359,830.21	0.07	230,150	1,380,900	5.425	5.151	2.373	10.425	49	360.0	340.1	89.27	13.5	0.0	690.4
2005	971	328,643,193.87	18.01	349,133	339,008,285	5.745	5.459	2.205	10.823	78	359.1	353.1	70.93	20.1	92.3	740.0
2006	2,694	1,494,613,164.21	81.91	565,615	1,523,765,471	6.063	5.794	2.258	11.095	94	359.7	357.7	69.28	19.3	81.1	741.8
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 2004-08-01
Maximum: 2006-09-01
Weighted Average: 2006-02-07

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group1

Maturity Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2016	1	550,000.00	0.03	550,000	550,000	6.125	5.875	2.250	11.125	118	120.0	118.0	77.90	0.0	100.0	699.0
2020	3	2,779,380.04	0.15	940,000	2,820,000	5.326	5.076	2.250	10.326	115	180.0	175.0	60.24	28.4	0.0	670.7
2021	1	695,070.82	0.04	700,000	700,000	5.750	5.500	2.250	10.750	117	180.0	177.0	69.65	0.0	0.0	712.0
2034	9	2,293,982.79	0.13	257,878	2,320,900	5.112	4.834	2.323	10.112	44	360.0	341.7	84.85	18.6	30.1	691.5
2035	1,639	601,922,188.50	32.99	376,239	616,656,093	5.830	5.549	2.233	10.912	82	360.0	354.9	70.59	18.8	88.9	741.7
2036	2,018	1,216,375,566.15	66.66	615,019	1,241,107,663	6.095	5.828	2.256	11.115	96	360.0	358.4	69.08	19.7	80.4	741.6
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 2016-02-01
Maximum: 2036-08-01
Weighted Average: 2035-12-27

Next Rate Adjustment Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2007	3	503,924.20	0.03	171,233	513,700	4.735	4.360	2.250	9.735	19	360.0	343.5	79.68	84.8	0.0	650.1
2008	141	44,392,514.94	2.43	317,877	44,820,725	5.690	5.316	2.355	11.658	31	360.0	354.8	73.56	19.6	79.1	734.0
2009	75	27,070,216.41	1.48	364,250	27,318,758	5.966	5.595	2.302	11.775	34	360.0	357.2	75.03	20.6	81.4	740.5
2010	855	218,737,476.71	11.99	268,558	229,617,425	5.791	5.528	2.263	10.798	55	360.0	354.7	77.41	10.0	95.0	736.8
2011	251	129,638,694.82	7.10	516,550	129,653,950	6.029	5.743	2.256	11.034	58	360.0	358.2	74.34	18.8	84.7	735.5
2012	180	88,330,325.79	4.84	493,888	88,899,911	5.805	5.528	2.276	10.840	79	360.0	355.1	67.78	18.2	82.0	741.3
2013	823	486,226,867.39	26.65	610,728	502,629,360	6.070	5.812	2.265	11.073	83	360.0	358.5	69.65	18.7	80.3	740.8
2015	466	253,241,251.09	13.88	549,652	256,138,032	5.892	5.611	2.170	10.898	115	358.0	353.1	65.06	26.6	86.8	746.6
2016	877	576,474,916.94	31.59	666,548	584,562,795	6.133	5.868	2.246	11.133	118	359.6	358.0	67.21	20.7	79.4	743.5
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 2007-11-01
Maximum: 2016-08-01
Weighted Average: 2013-11-06

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group1

Original Term	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
120	1	550,000.00	0.03	550,000	550,000	6.125	5.875	2.250	11.125	118	120.0	118.0	77.90	0.0	100.0	699.0
180	4	3,474,450.86	0.19	880,000	3,520,000	5.411	5.161	2.250	10.411	115	180.0	175.4	62.12	22.7	0.0	679.0
359	2	449,072.25	0.02	225,104	450,207	5.589	5.243	2.632	11.352	44	359.0	355.5	83.31	0.0	23.7	752.3
360	3,664	1,820,142,665.19	99.75	507,542	1,859,634,450	6.006	5.734	2.248	11.046	91	360.0	357.3	69.60	19.4	83.2	741.6
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 120
Maximum: 360
Weighted Average: 359.6

Seasoning	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
<= 0	297	189,989,400.69	10.41	665,638	197,694,565	6.161	5.906	2.275	11.163	103	360.0	360.0	70.95	18.4	81.9	747.5
1 to 3	1,723	1,027,631,236.28	56.32	606,305	1,044,663,098	6.082	5.813	2.252	11.105	95	359.7	357.9	68.74	19.9	80.1	740.5
4 to 6	1,402	517,527,656.64	28.36	377,206	528,842,870	5.862	5.583	2.234	10.946	83	359.0	354.5	70.65	17.8	88.4	741.9
7 to 9	207	76,135,350.13	4.17	381,137	78,895,375	5.641	5.355	2.213	10.695	74	360.0	352.6	69.77	26.0	95.7	742.1
10 to 12	26	9,089,793.36	0.50	375,902	9,773,448	5.571	5.289	2.323	10.717	59	360.0	349.5	69.92	16.2	44.0	705.2
13 to 15	7	1,948,768.40	0.11	280,629	1,964,400	5.219	4.854	2.189	10.464	50	360.0	345.9	75.84	41.3	56.2	712.7
16 to 18	7	1,591,105.92	0.09	230,393	1,612,750	4.730	4.441	2.250	9.730	36	360.0	342.6	78.97	26.9	43.4	687.2
19 to 21	2	702,876.87	0.04	354,075	708,150	5.975	5.725	2.487	10.975	64	360.0	339.6	98.16	0.0	0.0	701.3
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 0
Maximum: 21
Weighted Average: 3.1

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. (“JPMSI”) AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee’s legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group1

Remaining Term to Stated Maturity	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
115 to 120	1	550,000.00	0.03	550,000	550,000	6.125	5.875	2.250	11.125	118	120.0	118.0	77.90	0.0	100.0	699.0
169 to 174	1	928,069.15	0.05	945,000	945,000	5.625	5.375	2.250	10.625	114	180.0	174.0	75.00	0.0	0.0	669.0
175 to 180	3	2,546,381.71	0.14	858,333	2,575,000	5.333	5.083	2.250	10.333	116	180.0	176.0	57.43	31.0	0.0	682.6
337 to 342	4	1,099,658.59	0.06	278,800	1,115,200	5.564	5.314	2.402	10.564	56	360.0	339.5	91.61	0.0	0.0	696.9
343 to 348	15	4,746,654.28	0.26	319,277	4,789,150	5.126	4.801	2.281	10.341	48	360.0	346.1	64.31	28.8	37.6	688.7
349 to 354	397	140,926,897.46	7.72	366,452	145,481,522	5.671	5.382	2.222	10.746	78	360.0	353.0	70.83	23.7	90.5	736.4
355 to 360	3,250	1,673,818,527.11	91.74	525,753	1,708,698,785	6.037	5.767	2.250	11.074	92	360.0	357.7	69.50	19.1	82.8	742.2
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 118
Maximum: 360
Weighted Average: 356.8

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. (“JPMSI”) AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee’s legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group1

Original Principal Balance ($)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
1 to 100,000	63	5,104,250.15	0.28	83,010	5,229,633	5.945	5.659	2.214	11.071	72	360.0	355.5	65.18	28.4	88.9	747.2
100,001 to 200,000	475	71,645,862.14	3.93	154,947	73,600,018	5.909	5.623	2.232	11.033	69	360.0	355.4	74.82	16.3	92.4	738.7
200,001 to 300,000	525	127,829,891.27	7.01	251,633	132,107,254	5.893	5.619	2.243	10.994	69	360.0	355.4	76.38	19.2	94.7	738.7
300,001 to 400,000	495	166,264,896.05	9.11	345,150	170,849,231	5.914	5.628	2.223	10.992	74	360.0	355.6	74.90	19.2	95.3	742.5
400,001 to 500,000	592	266,112,954.19	14.58	457,854	271,049,527	6.038	5.766	2.247	11.094	88	360.0	357.7	72.30	27.3	80.3	740.6
500,001 to 600,000	488	263,183,476.07	14.42	549,526	268,168,448	6.046	5.778	2.229	11.079	93	359.5	357.4	72.57	19.7	79.5	743.9
600,001 to 700,000	382	242,951,319.11	13.32	648,897	247,878,485	6.044	5.781	2.241	11.069	94	359.5	357.2	72.45	17.2	79.2	741.9
700,001 to 800,000	160	118,051,662.26	6.47	753,358	120,537,276	5.984	5.707	2.225	11.003	96	358.8	356.6	66.36	24.5	82.4	740.6
800,001 to 900,000	90	74,449,414.61	4.08	853,482	76,813,374	5.988	5.721	2.220	10.988	99	360.0	357.8	67.82	14.7	79.8	738.2
900,001 to 1,000,000	180	172,742,955.20	9.47	974,512	175,412,121	5.953	5.674	2.202	10.976	102	359.0	356.4	63.54	15.4	81.7	749.1
1,000,001 to 1,100,000	64	67,689,859.76	3.71	1,080,003	69,120,172	6.079	5.817	2.230	11.079	102	357.2	354.7	63.24	15.7	78.0	734.9
1,100,001 to 1,200,000	16	18,601,611.25	1.02	1,171,586	18,745,370	6.074	5.800	2.329	11.137	108	360.0	358.4	60.50	25.1	80.9	747.7
1,200,001 to 1,300,000	23	28,005,672.53	1.53	1,262,214	29,030,924	6.120	5.854	2.332	11.161	104	360.0	358.0	66.30	13.2	74.4	741.6
1,300,001 to 1,400,000	22	29,099,955.55	1.59	1,350,123	29,702,700	5.991	5.735	2.397	10.991	105	360.0	357.5	61.37	13.6	81.8	748.0
1,400,001 to 1,500,000	38	54,998,021.92	3.01	1,480,183	56,246,966	6.020	5.757	2.420	11.020	102	360.0	358.1	58.27	12.8	75.7	734.6
1,500,001 to 1,600,000	6	9,475,009.54	0.52	1,579,200	9,475,200	6.031	5.781	2.122	11.031	116	360.0	355.8	65.08	0.0	100.0	717.7
1,600,001 to 1,700,000	6	9,866,525.72	0.54	1,680,025	10,080,148	6.012	5.720	2.374	11.012	87	360.0	357.1	57.52	0.0	83.9	738.7
1,700,001 to 1,800,000	8	13,764,841.53	0.75	1,748,570	13,988,561	6.073	5.808	2.373	11.073	105	360.0	358.4	65.63	25.0	87.5	744.0
1,800,001 to 1,900,000	4	7,265,361.69	0.40	1,869,141	7,476,562	6.321	6.071	2.374	11.321	119	360.0	359.0	61.43	26.2	75.6	773.6
1,900,001 to 2,000,000	20	39,218,256.15	2.15	1,987,016	39,740,312	5.970	5.695	2.323	10.970	105	360.0	357.1	57.87	10.1	85.1	738.8
2,100,001 to 2,200,000	1	2,200,000.00	0.12	2,200,000	2,200,000	6.500	6.250	2.250	11.500	119	360.0	359.0	66.67	100.0	100.0	742.0
2,200,001 to 2,300,000	1	2,261,028.84	0.12	2,275,000	2,275,000	5.750	5.500	2.500	10.750	115	360.0	355.0	63.97	0.0	100.0	762.0
2,300,001 to 2,400,000	2	4,746,000.00	0.26	2,373,000	4,746,000	6.193	5.943	2.248	11.193	118	360.0	358.0	64.43	49.5	100.0	733.7
2,500,001 to 2,600,000	2	4,930,517.14	0.27	2,545,687	5,091,374	6.181	5.931	2.242	11.181	97	360.0	354.9	58.19	51.7	100.0	705.8
2,600,001 to 2,700,000	1	2,640,000.00	0.14	2,640,000	2,640,000	6.000	5.625	2.000	11.000	83	360.0	359.0	55.00	100.0	100.0	705.0
2,800,001 to 2,900,000	1	2,899,811.75	0.16	2,900,000	2,900,000	6.375	6.125	2.500	11.375	116	360.0	356.0	52.25	0.0	100.0	787.0
2,900,001 to 3,000,000	4	11,964,998.46	0.66	2,993,750	11,975,000	6.435	6.185	2.437	11.435	99	360.0	357.3	61.21	25.0	50.1	720.0
3,400,001 to 3,500,000	1	3,278,564.48	0.18	3,500,000	3,500,000	5.875	5.625	2.500	10.875	83	360.0	359.0	38.89	0.0	100.0	722.0
3,500,001 to 3,600,000	1	3,373,470.94	0.18	3,575,000	3,575,000	6.000	5.750	2.500	11.000	119	360.0	359.0	50.00	0.0	0.0	699.0
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 47,000.00
Maximum: 3,575,000.00
Average: 507,805.68
Total: 1,864,154,656.60

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. (“JPMSI”) AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee’s legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group1

Current Principal Balance ($)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
0.01 to 100,000.00	70	5,784,685.69	0.32	86,399	6,047,953	5.947	5.663	2.218	11.059	70	360.0	355.5	66.27	25.1	90.2	745.4
100,000.01 to 200,000.00	505	77,948,657.04	4.27	161,057	81,333,590	5.910	5.626	2.231	11.027	69	360.0	355.4	75.04	15.8	92.8	739.6
200,000.01 to 300,000.00	557	140,426,241.88	7.70	261,927	145,893,264	5.881	5.609	2.244	10.975	67	360.0	355.3	76.51	17.5	95.0	739.3
300,000.01 to 400,000.00	454	156,780,794.52	8.59	354,388	160,892,120	5.926	5.638	2.222	11.007	76	360.0	355.8	74.62	20.8	94.5	741.5
400,000.01 to 500,000.00	621	282,700,235.68	15.49	465,474	289,059,417	6.053	5.782	2.247	11.107	89	360.0	357.8	72.32	26.8	80.0	741.7
500,000.01 to 600,000.00	471	258,998,902.01	14.19	558,597	263,099,000	6.048	5.779	2.229	11.081	93	359.5	357.4	72.62	19.9	79.6	743.2
600,000.01 to 700,000.00	364	234,751,902.49	12.87	656,805	239,076,911	6.025	5.761	2.240	11.049	95	359.5	357.1	72.14	17.5	79.1	741.5
700,000.01 to 800,000.00	158	118,680,971.43	6.50	765,504	120,949,613	5.982	5.707	2.227	11.001	95	358.8	356.6	65.73	22.8	82.8	741.6
800,000.01 to 900,000.00	82	69,854,843.02	3.83	868,054	71,180,405	5.989	5.720	2.216	10.989	99	360.0	357.9	68.11	16.0	80.6	739.2
900,000.01 to 1,000,000.00	175	169,227,087.14	9.27	980,902	171,657,844	5.955	5.677	2.203	10.979	103	359.0	356.3	63.60	14.7	81.3	749.4
1,000,000.01 to 1,100,000.00	59	62,940,095.19	3.45	1,085,007	64,015,422	6.085	5.822	2.233	11.085	101	357.0	354.4	62.66	16.9	77.9	731.9
1,100,000.01 to 1,200,000.00	22	25,725,279.18	1.41	1,198,627	26,369,800	6.065	5.793	2.365	11.156	105	360.0	358.4	63.01	22.7	72.6	745.3
1,200,000.01 to 1,300,000.00	23	28,862,244.08	1.58	1,294,174	29,765,994	6.123	5.862	2.347	11.123	103	360.0	358.2	61.78	17.5	83.0	740.1
1,300,000.01 to 1,400,000.00	21	28,565,694.69	1.57	1,384,831	29,081,450	6.026	5.770	2.371	11.026	104	360.0	357.3	64.68	14.2	85.7	754.6
1,400,000.01 to 1,500,000.00	31	45,484,168.02	2.49	1,486,088	46,068,716	5.989	5.722	2.418	10.989	104	360.0	358.0	56.83	9.7	70.7	730.1
1,500,000.01 to 1,600,000.00	8	12,637,887.53	0.69	1,606,463	12,851,700	6.024	5.774	2.217	11.024	108	360.0	356.7	66.93	0.0	87.4	710.3
1,600,000.01 to 1,700,000.00	6	10,016,028.26	0.55	1,706,625	10,239,748	6.156	5.864	2.375	11.156	87	360.0	357.0	55.26	0.0	100.0	762.4
1,700,000.01 to 1,800,000.00	8	13,987,822.69	0.77	1,774,878	14,199,023	5.984	5.719	2.375	10.984	114	360.0	358.5	67.43	24.6	75.0	747.1
1,800,000.01 to 1,900,000.00	6	11,219,178.00	0.61	1,954,167	11,725,000	6.063	5.813	2.418	11.063	95	360.0	359.0	53.34	16.9	83.3	754.8
1,900,000.01 to 2,000,000.00	16	31,729,078.15	1.74	1,984,082	31,745,312	6.007	5.726	2.282	11.007	110	360.0	356.6	58.70	12.4	87.4	737.3
2,100,000.01 to 2,200,000.00	1	2,200,000.00	0.12	2,200,000	2,200,000	6.500	6.250	2.250	11.500	119	360.0	359.0	66.67	100.0	100.0	742.0
2,200,000.01 to 2,300,000.00	1	2,261,028.84	0.12	2,275,000	2,275,000	5.750	5.500	2.500	10.750	115	360.0	355.0	63.97	0.0	100.0	762.0
2,300,000.01 to 2,400,000.00	3	7,127,642.91	0.39	2,429,500	7,288,500	6.254	6.004	2.332	11.254	106	360.0	358.3	67.96	33.0	100.0	726.8
2,500,000.01 to 2,600,000.00	1	2,548,874.23	0.14	2,548,874	2,548,874	6.000	5.750	2.000	11.000	111	360.0	351.0	42.48	100.0	100.0	699.0
2,600,000.01 to 2,700,000.00	1	2,640,000.00	0.14	2,640,000	2,640,000	6.000	5.625	2.000	11.000	83	360.0	359.0	55.00	100.0	100.0	705.0
2,800,000.01 to 2,900,000.00	1	2,899,811.75	0.16	2,900,000	2,900,000	6.375	6.125	2.500	11.375	116	360.0	356.0	52.25	0.0	100.0	787.0
2,900,000.01 to 3,000,000.00	4	11,964,998.46	0.66	2,993,750	11,975,000	6.435	6.185	2.437	11.435	99	360.0	357.3	61.21	25.0	50.1	720.0
3,200,000.01 to 3,300,000.00	1	3,278,564.48	0.18	3,500,000	3,500,000	5.875	5.625	2.500	10.875	83	360.0	359.0	38.89	0.0	100.0	722.0
3,300,000.01 to 3,400,000.00	1	3,373,470.94	0.18	3,575,000	3,575,000	6.000	5.750	2.500	11.000	119	360.0	359.0	50.00	0.0	0.0	699.0
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 42,153.23
Maximum: 3,373,470.94
Average: 497,035.19

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. (“JPMSI”) AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee’s legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group1

Original Effective Loan-to-Value Ratio (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
10.01 to 20.00	17	7,603,320.48	0.42	447,735	7,611,500	5.972	5.693	2.165	11.052	105	360.0	357.3	17.01	23.9	80.1	751.5
20.01 to 30.00	45	24,746,625.00	1.36	556,658	25,049,592	6.036	5.741	2.193	11.041	103	360.0	356.9	26.01	43.6	85.8	747.8
30.01 to 40.00	86	54,854,145.43	3.01	650,583	55,950,146	6.026	5.742	2.230	11.047	101	360.0	357.4	35.96	37.5	86.3	756.0
40.01 to 50.00	148	100,555,039.99	5.51	692,765	102,529,199	5.953	5.678	2.233	10.965	101	360.0	357.1	45.96	32.4	75.5	735.9
50.01 to 60.00	260	191,977,276.42	10.52	752,646	195,688,024	5.973	5.701	2.272	10.996	100	358.3	355.6	56.11	34.0	80.5	740.9
60.01 to 70.00	644	423,795,199.72	23.23	670,324	431,688,597	6.044	5.776	2.238	11.067	99	359.7	357.2	67.01	23.9	81.8	742.4
70.01 to 80.00	2,373	992,112,595.56	54.37	428,156	1,016,015,180	6.000	5.729	2.251	11.052	85	359.7	356.9	78.44	11.8	85.2	741.3
80.01 to 90.00	61	20,165,406.09	1.11	336,360	20,517,970	5.963	5.652	2.323	11.104	71	360.0	356.0	87.95	22.1	63.2	720.0
90.01 to 100.00	37	8,806,579.61	0.48	246,066	9,104,449	5.882	5.613	2.286	11.027	73	360.0	354.1	95.71	3.3	60.8	716.0
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 10.67
Maximum: 100.00
Weighted Average by Original Balance: 69.63

PMI Company (LTV > 80)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
General Electric	21	6,113,936.73	21.10	297,224	6,241,703	5.887	5.593	2.250	11.038	71	360.0	354.7	89.96	8.6	65.5	733.7
United Guaranty Insurance	15	4,907,623.60	16.94	334,787	5,021,799	5.891	5.590	2.288	11.183	70	360.0	356.5	88.74	19.1	82.9	715.6
Mtge Guaranty Insurance Corp.	18	4,363,478.04	15.06	249,742	4,495,347	5.887	5.629	2.312	10.943	75	360.0	355.8	92.85	18.5	65.4	700.5
TBD	9	3,948,689.00	13.63	441,482	3,973,336	5.976	5.718	2.302	11.103	68	360.0	352.9	91.76	9.7	20.6	732.2
PMI	15	3,313,824.79	11.44	228,529	3,427,940	6.030	5.714	2.336	11.030	77	360.0	355.8	89.29	19.4	66.8	731.9
Triad Guaranty Ins	5	2,113,272.59	7.29	433,400	2,167,000	6.077	5.729	2.380	11.077	88	360.0	358.4	87.86	27.4	80.1	701.6
Republic Mtge Ins Co	7	2,077,387.77	7.17	302,404	2,116,831	6.079	5.689	2.295	11.079	77	360.0	355.7	88.39	20.5	54.8	691.3
Radian	6	1,690,489.56	5.83	289,077	1,734,463	5.839	5.533	2.441	11.438	45	360.0	355.9	92.35	0.0	59.5	709.5
Premium Priced (NO MI)	1	293,929.56	1.01	294,000	294,000	5.750	5.500	2.750	10.750	52	360.0	352.0	100.00	100.0	100.0	803.0
UGIC	1	149,354.06	0.52	150,000	150,000	5.625	5.375	2.250	10.625	55	360.0	355.0	85.71	100.0	0.0	687.0
Total:	98	28,971,985.70	100.00	302,270	29,622,419	5.938	5.640	2.312	11.080	71	360.0	355.4	90.31	16.4	62.4	718.8

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group1

Documentation Level	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Full Documentation	1,621	898,607,092.09	49.25	565,082	915,997,235	5.996	5.722	2.255	11.034	94	359.2	356.5	68.32	26.0	79.7	731.6
Simply Signature	1,372	599,304,984.30	32.85	451,594	619,586,473	5.997	5.747	2.260	10.997	90	360.0	357.2	72.14	7.8	84.3	753.2
Preferred	159	99,795,770.10	5.47	628,214	99,886,061	6.234	5.984	2.252	11.234	98	360.0	359.0	72.87	9.3	91.3	748.4
Full/Alternative	226	75,768,046.40	4.15	338,365	76,470,393	5.804	5.456	2.258	11.033	58	360.0	355.0	73.36	25.6	87.2	735.5
Full Asset/Stated Income	95	47,142,998.94	2.58	503,125	47,796,861	5.966	5.644	2.103	11.092	90	360.0	356.0	64.34	37.1	88.8	763.9
Alternative	95	43,937,825.19	2.41	464,441	44,121,914	6.047	5.749	2.192	11.062	100	360.0	357.7	73.16	34.6	93.5	730.9
Full Asset/No Income	58	35,481,078.32	1.94	613,199	35,565,550	6.063	5.716	2.000	11.063	112	360.0	357.0	42.56	27.0	100.0	774.0
Reduced	30	14,534,307.69	0.80	489,181	14,675,440	5.799	5.443	2.441	11.765	39	360.0	356.0	73.45	14.5	78.3	739.4
Streamlined	7	6,766,070.41	0.37	967,214	6,770,500	6.800	6.550	2.360	11.800	108	360.0	357.3	68.46	0.0	56.1	712.5
Limited	5	1,915,044.54	0.10	383,016	1,915,081	6.308	6.031	2.250	11.308	104	360.0	357.8	63.96	55.7	100.0	677.4
Stated	2	986,650.00	0.05	493,325	986,650	6.614	6.239	2.250	12.614	34	360.0	358.4	77.01	0.0	100.0	751.7
Stated Income/Stated Asset	1	376,320.32	0.02	382,500	382,500	5.375	5.000	2.250	10.375	21	360.0	345.0	90.00	0.0	0.0	738.0
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4

Purpose	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Purchase	2,464	1,196,784,553.74	65.59	498,103	1,227,325,634	6.001	5.735	2.265	11.044	89	359.5	356.8	73.49	0.0	82.1	745.5
Cash-out Refinance	717	354,500,855.89	19.43	501,258	359,402,083	6.041	5.757	2.217	11.077	95	359.6	356.8	63.23	100.0	83.1	730.6
Rate/Term Refinance	490	273,330,778.67	14.98	566,177	277,426,939	5.974	5.693	2.216	11.008	94	360.0	356.9	60.77	0.0	87.0	737.6
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4

Occupancy	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Primary Residence	3,321	1,645,407,076.59	90.18	506,271	1,681,326,956	6.001	5.730	2.249	11.042	91	359.7	357.0	69.94	20.0	83.3	740.8
Second Home	290	161,725,720.55	8.86	569,802	165,242,470	6.029	5.759	2.249	11.061	95	358.2	355.5	66.58	14.5	80.1	747.4
Investment	60	17,483,391.16	0.96	293,087	17,585,231	6.156	5.854	2.150	11.228	102	360.0	356.8	64.55	9.8	87.7	742.3
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group1

Property Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Single Family Residence	1,894	1,019,200,101.37	55.86	549,124	1,040,041,112	6.020	5.746	2.251	11.063	92	359.8	357.1	67.97	23.3	82.5	741.0
Planned unit developments	839	404,129,691.49	22.15	491,369	412,258,410	6.000	5.728	2.234	11.039	90	360.0	357.3	71.68	17.1	87.8	741.4
Condo	815	326,567,768.01	17.90	411,844	335,652,651	5.967	5.701	2.256	11.002	87	358.7	355.7	73.79	8.4	84.3	742.5
Cooperative Units	90	56,551,627.80	3.10	642,369	57,813,202	5.991	5.735	2.267	10.991	108	357.5	355.0	61.20	25.1	51.7	742.8
Two- to four-family	27	15,908,842.47	0.87	593,802	16,032,656	5.987	5.693	2.193	11.092	96	360.0	356.6	64.29	29.8	82.5	746.3
Townhouses	6	2,258,157.17	0.12	392,771	2,356,626	6.119	5.822	2.250	11.418	63	360.0	357.3	65.43	49.6	88.6	736.2
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group1

Geographic Distribution by Balance	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
California	1,256	685,444,725.27	37.57	556,409	698,849,167	6.065	5.804	2.254	11.073	93	360.0	357.6	70.98	16.3	89.0	743.4
New York	351	241,404,561.77	13.23	703,012	246,757,116	5.987	5.724	2.273	10.996	104	358.6	356.0	63.99	20.5	68.6	739.5
Florida	461	196,392,191.07	10.76	436,087	201,036,209	6.037	5.752	2.227	11.104	86	358.5	355.2	69.43	23.7	88.0	738.7
New Jersey	163	85,834,680.93	4.70	534,480	87,120,192	5.941	5.646	2.295	11.094	88	360.0	357.1	69.44	19.7	73.1	733.6
Virginia	170	73,446,097.54	4.03	439,910	74,784,688	5.981	5.694	2.258	11.090	78	360.0	357.1	73.58	33.2	85.0	745.1
Maryland	121	51,416,576.94	2.82	433,988	52,512,528	5.936	5.666	2.250	11.000	83	360.0	357.3	70.59	28.3	84.4	738.6
Illinois	108	45,301,588.19	2.48	432,598	46,720,628	5.916	5.646	2.221	10.947	84	360.0	357.0	70.46	20.3	86.5	743.4
Texas	75	39,428,412.92	2.16	544,405	40,830,372	5.919	5.644	2.208	10.962	96	360.0	357.2	70.20	0.0	74.2	746.3
Connecticut	47	37,946,603.49	2.08	823,668	38,712,390	6.054	5.785	2.287	11.072	100	360.0	357.4	60.29	25.7	61.3	728.8
Washington	87	34,476,946.13	1.89	404,245	35,169,285	5.989	5.708	2.222	11.062	86	360.0	356.8	75.32	16.0	87.1	741.8
Arizona	97	34,165,893.58	1.87	360,421	34,960,855	6.042	5.765	2.204	11.131	86	360.0	357.0	72.00	24.8	89.7	749.1
Massachusetts	58	31,939,909.77	1.75	561,698	32,578,470	5.860	5.585	2.200	10.877	96	360.0	357.0	65.30	19.1	62.3	753.7
Colorado	58	26,038,562.50	1.43	458,163	26,573,433	5.972	5.690	2.220	10.976	96	360.0	356.6	67.56	20.3	80.2	742.1
Michigan	76	23,787,979.90	1.30	326,781	24,835,328	5.765	5.491	2.215	10.830	77	360.0	356.4	71.73	18.7	90.8	725.3
Nevada	49	22,676,363.80	1.24	470,368	23,048,024	6.010	5.731	2.203	11.010	88	354.5	351.7	68.37	28.6	82.2	737.7
Georgia	73	21,165,245.38	1.16	297,295	21,702,502	5.887	5.598	2.219	10.934	84	360.0	356.8	75.40	17.7	92.0	740.4
Pennsylvania	54	20,415,785.97	1.12	383,239	20,694,887	5.824	5.531	2.233	10.987	81	360.0	356.4	69.29	31.5	75.8	740.6
North Carolina	49	20,267,607.78	1.11	428,039	20,973,920	5.829	5.542	2.201	10.861	88	360.0	357.1	71.50	9.6	81.9	748.4
Ohio	38	13,510,656.42	0.74	365,795	13,900,225	5.710	5.418	2.184	10.876	80	360.0	356.1	69.49	28.1	88.6	748.4
Hawaii	13	11,764,258.73	0.64	924,971	12,024,624	6.224	5.968	2.458	11.224	90	360.0	358.0	65.18	17.4	100.0	742.4
Oregon	29	10,101,281.38	0.55	357,551	10,368,969	6.009	5.714	2.278	11.161	76	360.0	356.9	74.64	26.9	85.5	750.8
Minnesota	25	9,592,074.32	0.53	387,994	9,699,850	6.087	5.791	2.193	11.254	87	360.0	357.2	76.48	39.0	81.9	722.4
District of Columbia	17	9,289,316.89	0.51	559,468	9,510,960	5.985	5.699	2.188	11.001	87	360.0	356.7	65.75	25.3	82.4	749.4
South Carolina	23	9,082,815.31	0.50	406,344	9,345,901	5.826	5.560	2.278	10.898	84	360.0	357.2	74.17	7.0	89.4	744.4
Tennessee	20	8,232,958.93	0.45	419,849	8,396,970	5.838	5.545	2.163	11.003	84	360.0	356.7	75.49	8.5	87.5	734.3
Rhode Island	12	6,071,248.99	0.33	517,492	6,209,900	6.110	5.851	2.167	11.110	106	360.0	356.4	68.19	4.4	90.8	732.9
Wisconsin	5	5,824,026.18	0.32	1,170,933	5,854,666	5.572	5.322	2.404	10.572	95	360.0	356.3	60.01	0.0	67.3	723.3
Louisiana	19	5,741,793.18	0.31	307,867	5,849,470	5.991	5.719	2.220	11.017	86	360.0	355.5	80.18	1.9	82.5	739.4
Utah	11	5,392,618.40	0.30	514,515	5,659,667	6.019	5.740	2.253	11.019	76	360.0	357.6	70.86	8.7	73.4	733.4
Alabama	17	5,102,231.58	0.28	312,139	5,306,355	5.740	5.445	2.167	10.839	81	360.0	354.5	69.37	3.9	98.0	761.2
Delaware	9	4,409,143.77	0.24	507,426	4,566,838	5.863	5.606	2.250	10.863	88	360.0	358.3	68.23	35.4	39.3	743.0
Missouri	15	4,258,541.29	0.23	288,123	4,321,840	5.829	5.563	2.239	10.829	72	360.0	354.9	54.49	25.4	75.1	722.9
Vermont	6	3,326,689.14	0.18	598,250	3,589,500	5.984	5.716	2.250	10.984	98	360.0	358.4	72.33	7.5	80.1	769.4
New Hampshire	4	3,168,977.55	0.17	792,500	3,170,000	6.279	6.029	2.094	11.279	118	360.0	358.1	72.99	16.1	100.0	755.5
Indiana	7	2,891,000.67	0.16	413,741	2,896,184	6.024	5.682	2.089	11.351	85	360.0	357.3	70.76	10.6	100.0	757.5
Wyoming	2	2,801,007.67	0.15	1,489,625	2,979,250	6.187	5.937	2.500	11.187	102	360.0	359.5	68.91	0.0	100.0	782.5
Idaho	6	2,681,463.94	0.15	454,357	2,726,140	6.053	5.768	2.250	11.268	70	360.0	357.9	75.47	21.1	49.1	709.2
New Mexico	9	2,341,263.04	0.13	261,808	2,356,274	6.257	5.971	2.164	11.542	80	360.0	356.4	66.01	29.1	71.9	759.9
Arkansas	8	1,686,706.84	0.09	215,585	1,724,677	5.819	5.505	2.108	10.819	79	360.0	356.7	73.63	11.7	100.0	759.1
Kentucky	7	1,649,754.57	0.09	235,811	1,650,680	5.970	5.626	2.136	11.288	75	360.0	355.3	76.08	29.4	85.5	719.6
West Virginia	5	928,183.91	0.05	191,134	955,671	6.078	5.772	2.291	11.242	71	360.0	355.6	76.01	7.1	92.9	741.3
Montana	3	916,000.00	0.05	305,333	916,000	6.132	5.882	2.205	11.132	86	360.0	357.6	79.04	18.0	100.0	742.9
Maine	2	747,454.33	0.04	379,275	758,550	5.970	5.625	2.250	10.970	58	360.0	357.5	64.80	100.0	100.0	702.4
South Dakota	1	487,999.33	0.03	488,000	488,000	5.750	5.500	2.250	10.750	116	360.0	356.0	80.00	0.0	100.0	721.0
Continued...

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

3,671 records

Group1

...continued Geographic Distribution by Balance	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Nebraska	1	422,694.58	0.02	422,800	422,800	5.750	5.500	2.250	10.750	58	360.0	358.0	80.00	0.0	100.0	698.0
Oklahoma	2	313,000.00	0.02	156,500	313,000	6.218	5.968	2.000	11.218	99	360.0	358.1	74.73	0.0	100.0	758.0
North Dakota	1	239,700.00	0.01	239,700	239,700	6.420	6.045	2.000	11.420	119	360.0	359.0	70.00	0.0	100.0	694.0
Mississippi	1	91,594.42	0.01	92,000	92,000	5.500	5.125	2.750	11.500	26	360.0	350.0	89.76	100.0	0.0	660.0
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Number of States Represented: 48

FICO Score	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
<= 619	40	23,020,333.70	1.26	584,335	23,373,382	5.935	5.653	2.215	11.041	96	360.0	357.2	62.25	24.2	65.5	598.7
620 to 644	62	31,650,494.83	1.73	519,148	32,187,182	6.033	5.766	2.270	11.057	90	360.0	357.1	70.96	32.1	46.7	634.4
645 to 669	140	60,780,713.93	3.33	441,569	61,819,689	5.987	5.704	2.275	11.067	86	357.3	354.0	72.07	30.3	68.8	659.3
670 to 694	281	131,605,917.52	7.21	475,879	133,721,876	5.923	5.643	2.249	11.011	88	357.5	354.4	70.60	32.6	86.2	682.8
695 to 719	559	301,094,432.62	16.50	549,842	307,361,457	6.052	5.780	2.257	11.081	91	359.1	356.5	68.75	24.2	82.4	708.2
720 to 744	726	346,409,440.06	18.99	488,112	354,369,206	6.023	5.758	2.259	11.048	88	360.0	357.2	70.78	18.0	85.4	731.9
745 to 769	834	401,284,143.09	21.99	491,782	410,146,215	6.016	5.750	2.252	11.049	90	360.0	357.4	70.81	15.6	85.1	757.4
770 to 794	715	375,910,548.57	20.60	537,624	384,401,129	5.980	5.707	2.240	11.024	96	360.0	357.2	68.59	14.1	83.1	781.4
795 to 819	313	152,252,979.42	8.34	498,937	156,167,323	5.985	5.703	2.208	11.029	94	360.0	357.4	66.73	17.2	86.3	802.7
845 to 869	1	607,184.55	0.03	607,200	607,200	5.875	5.625	2.250	10.875	57	360.0	357.0	80.00	0.0	100.0	850.0
Total:	3,671	1,824,616,188.30	100.00	507,806	1,864,154,657	6.005	5.733	2.248	11.045	91	359.6	356.8	69.59	19.4	83.0	741.4
Minimum: 557
Maximum: 850
Weighted Average: 741.4

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.